                            JPMORGAN TAX AWARE FUNDS
                     JPMORGAN TAX AWARE ENHANCED INCOME FUND
                                 CLASS A SHARES

                        SUPPLEMENT DATED DECEMBER 4, 2001
                    TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

Page 9 of the Prospectus is deleted in its entirety and replaced with the following:

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. As of September 10, 2001, Class A Shares were introduced. The bar chart shows the performance of the Fund's Select Class Shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The performance for the periods before Class A Shares were launched is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

Past performance does not necessarily predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 3.92%.

TOTAL RETURN (1),(2),(3)

2000       4.91%

BEST QUARTER                 1.67%

                 4th quarter, 2000

WORST QUARTER                0.93%

                 2nd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000


                                                   PAST 1 YEAR   LIFE OF FUND(1)
                                                  -------------  ---------------
CLASS A SHARES(3)                                     3.35          3.47
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(NO EXPENSES)                                         6.18          5.74

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99. PERFORMANCE FOR THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS AS OF 4/30/99.


(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A SHARES WOULD BE LOWER BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.